UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

H&R BLOCK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on September 13, 2012.

H&R BLOCK, INC.	Notice of Annual Meeting
	Meeting Type:	Annual Meeting
	For holders as of:	July 12, 2012
	Date: September 13, 2012	Time: 9:00 a.m. Central time
Location: Kansas City Repertory Theatre
H&R Block Center
One H&R Block Way
Kansas City, Missouri 64105
You are receiving this communication because you hold shares in the above named company.
H&R BLOCK, INC. ONE H&R BLOCK WAY KANSAS CITY, MO 64105

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO CHARGE for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 30, 2012 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: To vote in person, you must attend the annual meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail or Phone: You can vote by mail or phone by requesting a paper copy of the materials, which will include a proxy card and voting instructions.

Voting Items

The Board of Directors unanimously recommends you vote “FOR” all the director nominees listed below in Proposal 1:

1.	Election of Directors.

Nominees:

1a.    Paul J. Brown

1b.   William C. Cobb

1c.    Marvin R. Ellison

1d.   Robert A. Gerard

1e.    David Baker Lewis

1f.    Victoria J. Reich

1g.   Bruce C. Rohde

1h.   Tom D. Seip

1i.    Christianna Wood

1j.    James F. Wright

The Board of Directors unanimously recommends you vote “FOR” the following Proposals 2-5:
		2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2013.
		3.	Advisory approval of the Company’s named executive officer compensation.
		4.	Approval of the 2013 Long-Term Incentive Plan.
		5.	Approval of the Amended and Restated 2000 Employee Stock Purchase Plan.
The Board of Directors unanimously recommends you vote “AGAINST” the following Proposal 6:
		6.	Shareholder proposal concerning proxy access, if presented at the meeting.